                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C.  20549

                                  _____________

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                March 27, 2001


                              Hecla Mining Company
_______________________________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
_______________________________________________________________________________
                 (State or other jurisdiction of incorporation)


          1-8491                             82-0126240
_______________________________________________________________________________
(Commission File Number)      (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                              83815-8788
_______________________________________________________________________________
(Address of principal executive offices)               (Zip Code)


                                 (208) 769-4100
_______________________________________________________________________________
                         (Registrant's Telephone Number)

Item 2.   Acquisition or Disposition of Assets.

      On March 27, 2001, Hecla Mining Company (Hecla) completed a sales transaction with IMERYS USA, Inc. regarding the sale of Hecla's wholly owned subsidiaries, Kentucky-Tennessee Clay Company, K-T Feldspar, K-T Mexico, and other minor industrial minerals subsidiaries for a purchase price of $62.5 million, subject to customary post-closing adjustments.

      The stock purchase agreement is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     The following pro forma condensed consolidated financial statements of Hecla Mining Company are filed as a part of this report:

     (i)   Pro forma Financial Introduction                          F-1

     (ii)  Pro forma Balance Sheet at December 31, 2000              F-2

     (iii) Notes to Pro forma Balance Sheet                          F-3

     (iv)  Pro forma Statement of Operations for
           the year ended December 31, 2000                          F-4

     (v)   Notes to Pro forma Statements of Operations               F-5

     Exhibit  99  -   Stock Purchase Agreement between Hecla  Mining
                      Company and IMERYS USA, Inc. dated February 27, 2001.


                                    SIGNATURE


      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         HECLA MINING COMPANY



                         By:  /s/ Michael B. White
                            -------------------------------------
                         Name:  Michael B. White
                         Title: Vice President - General Counsel


Dated: April 11, 2001

                                  EXHIBIT INDEX



Exhibit No.                   Title
___________                   _____



Exhibit 99 - Stock  Purchase Agreement between Hecla Mining Company  and  IMERYS
             USA, Inc. dated February 27, 2001.

                         PRO FORMA FINANCIAL INFORMATION

     The following pro forma balance sheet as of December 31, 2000, and statement of operations for the year ended December 31, 2000 (collectively, the "Pro Forma Financial Statements"), were prepared by Hecla to illustrate the estimated effects of the sale of K-T Clay, K-T Feldspar, K-T Mexico and other minor industrial minerals companies, based on the historical financial statements of Hecla and its subsidiaries under the assumptions and adjustments set forth below and in the accompanying notes to the pro forma financial statements. The Pro Forma Financial Statements include pro forma adjustments which are based upon available information and certain assumptions that
management of Hecla believes are reasonable in the circumstances.   The Pro
Forma Financial Statements give retrospective effect to Hecla's disposal of K-T Clay, K-T Feldspar, K-T Mexico and other minor industrial minerals companies.

     Effective March 27, 2001, Hecla sold all the stock of its wholly owned subsidiaries K-T Clay, K-T Feldspar, K-T Mexico and other minor industrial minerals companies, to IMERYS USA, Inc., for a purchase price of $62.5 million, subject to customary post-closing adjustments. The disposition was effected pursuant to a Purchase and Sale Agreement dated February 27, 2001, among IMERYS USA, Inc., and Hecla. Hecla utilized the proceeds from the sale to repay its $55.0 million term loan facility, which was due on April 10, 2001, and to repay amounts outstanding under a $2.0 million revolving bank credit line.

     The Pro Forma Financial Statements do not purport to represent what the financial position or results of operations actually would have been if the disposal of K-T Clay, K-T Feldspar, K-T Mexico and other minor industrial minerals companies had occurred at the beginning of the period or to project the financial position or results of operations for any future date or period.

     The Pro Forma Financial Statements should be read in conjunction with the historical consolidated financial statements, including the notes thereto, of Hecla, which are included in Hecla's periodic filings on Form 10K and 10Q filed with the U.S. Securities and Exchange Commission.

                              Hecla Mining Company
                             Pro Forma Balance Sheet
                             As of December 31, 2000
                             (dollars in thousands)
                                   (unaudited)

                                                              Pro Forma
                                               Historical    Adjustments    Pro Forma
                                               ----------    ------------   ----------
ASSETS
Current assets:
 Cash and cash equivalents                      $   1,373     $  60,125(1)   $  61,498
 Accounts and notes receivable                     11,164           - -         11,164
 Inventories                                       11,269           - -         11,269
 Other current assets                               2,105           - -          2,105
 Net assets of discontinued operations             44,057       (43,875)(1)        182
                                                ---------     ---------      ---------
   Total current assets                            69,968        16,250         86,218
 Investments                                          502           - -            502
 Restricted investments                             6,268           - -          6,268
 Properties, plants and equipment, net            108,343           - -        108,343
 Other noncurrent assets                            9,755           - -          9,755
                                                ---------     ---------      ---------
Total assets                                    $ 194,836     $  16,250      $ 211,086
                                                =========     =========      =========

LIABILITIES
Current liabilities:
 Accounts payable and accred expenses           $   7,520     $     - -      $   7,520
 Accrued payroll and related benefits               4,732           - -          4,732
 Preferred stock dividend payable                     - -           - -            - -
 Current portion of long-term debt                 59,274           - -         59,274
 Accrued taxes                                      2,188           - -          2,188
 Current portion of accrued reclamation
  and closure costs                                12,060           - -         12,060
                                                ---------     ---------      ---------
   Total current liabilities                       85,774           - -         85,774
 Deferred income taxes                                300           - -            300
 Long-term debt                                    10,041           - -         10,041
 Accrued reclamation and closure costs             46,650           - -         46,650
 Other noncurrent liabilities                       7,326           - -          7,326
                                                ---------     ---------      ---------
Total liabilities                                 150,091           - -        150,091
                                                ---------     ---------      ---------

SHAREHOLDERS' EQUITY
 Preferred stock                                      575           - -            575
 Common stock                                      16,715           - -         16,715
 Capital surplus                                  400,236           - -        400,236
 Accumulated deficit                             (366,523)       11,352(1)    (355,171)
 Accumulated other comprehensive loss              (4,858)        4,898(1)          40
 Stock held by grantor trust                         (514)          - -           (514)
 Treasury stock                                      (886)          - -           (886)
                                                ---------     ---------      ---------
Total shareholders' equity                         44,745        16,250         60,995
                                                ---------     ---------      ---------
Total liabilities and shareholders' equity      $ 194,836     $  16,250      $ 211,086
                                                =========     =========      =========

                                             F-2

                        NOTES TO PRO FORMA BALANCE SHEET

(1) The pro forma adjustments reflect the sale of Hecla's wholly owned subsidiaries K-T Clay, K-T Feldspar, K-T Mexico and other minor industrial minerals companies. On March 27, 2001, Hecla completed a sales transaction for the K-T Clay division for $62.5 million, subject to customary post-closing adjustments. Hecla utilized a portion of the proceeds to repay a $55.0 million term loan facility, as well as a $2.0 million revolving bank credit line. However, the repayment of these credit facilities was not required by the sales transaction and therefore, the debt reduction has not been reflected as a pro forma adjustment.

                              Hecla Mining Company
                        Pro Forma Statement of Operations
                      For the Year Ended December 31, 2000
           (dollars and shares in thousands, except per share amounts)
                                   (unaudited)

                                                                    Pro Forma
                                                       Historical  Adjustments     Pro Forma
                                                       ----------  -----------     ----------
Continuing operations:
Sales of products                                       $  75,850    $     - -      $  75,850
                                                        ---------    ---------      ---------
Cost of sales and other direct production costs            63,088          - -         63,088
Depreciation, depletion and amortization                   18,091          - -         18,091
                                                        ---------    ---------      ---------
                                                           81,179          - -         81,179
                                                        ---------    ---------      ---------
Gross loss                                                 (5,329)         - -         (5,329)
                                                        ---------    ---------      ---------
Other operating expenses:
 General and administrative                                 7,303          - -          7,303
 Exploration                                                6,332          - -          6,332
 Depreciation and amortization                                282          - -            282
 Provision for closed operations and
   environmental matters                                   20,029          - -         20,029
 Reduction in carrying value of
   mining properties                                       40,240          - -         40,240
                                                        ---------    ---------      ---------
                                                           74,186          - -         74,186
                                                        ---------    ---------      ---------
Loss from operations                                      (79,515)         - -        (79,515)
                                                        ---------    ---------      ---------
Other income (expense):
  Interest and other income                                 4,609          - -          4,609
  Miscellaneous expense                                    (1,809)         - -         (1,809)
  Interest expense                                         (8,119)         - -(1)      (8,119)
                                                        ---------    ---------      ---------
                                                           (5,319)         - -         (5,319)
                                                        ---------    ---------      ---------
Loss before income taxes, discontinued operations
  and extraordinary charge                                (84,834)         - -        (84,834)
Income tax provision                                          (13)         - -            (13)
                                                        ---------    ---------      ---------
Loss before discontinued operations and
  and extraordinary charge                                (84,847)         - -        (84,847)
Gain on disposal of discontinued operations                   - -       11,907(2)      11,907
                                                        ---------    ---------      ---------
Net loss                                                  (84,847)      11,907        (72,940)
Preferred dividends                                        (8,050)         - -         (8,050)
                                                        ---------    ---------      ---------
Loss applicable to common shareholders                  $ (92,897)   $  11,907      $ (80,990)
                                                        =========    =========      =========
Basic and diluted loss per common share before
  discontinued operations and extraordinary charge      $   (1.39)                  $   (1.39)
Gain on disposal of discontinued operations                   - -                        0.18
                                                        ---------                   ---------
Basic and diluted loss per common share                 $   (1.39)                  $   (1.21)
                                                        =========                   =========
Weighted average number of common
  shares outstanding                                       66,791                      66,791
                                                        =========                   =========

                                            F-4

                   NOTES TO PRO FORMA STATEMENTS OF OPERATIONS


(1) The Company used the proceeds of the sale to pay off $57.0 million of outstanding debt. However, the debt repayment was not required by the sales transaction and therefore has not been reflected as a pro forma adjustment. If the debt was repaid on January 1, 2000, interest expense for the year ended December 31, 2000, would have been reduced by $6.3 million or $0.09 per share.

(2) Reflects the pro forma gain recognized on the sale of K-T Clay, K-T Feldspar, K-T Mexico and other minor industrial mineral companies, assuming the transaction was completed on January 1, 2000. Due to the anticipated utilization of net operating losses, no income taxes have been provided for the pro forma gain.































                                       F-5